                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): September 19, 2001

                       Vacation Ownership Marketing, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-09879               13-2648442
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                  Number)           Identification Number)


                    2921 NW 6th Avenue, Miami, Florida 33127
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (305) 573-8881


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         FINANCIAL STATEMENTS

                  (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

                           Encore Builders, Inc.: Audited Balance Sheets for the years ended December 31, 1999 and 2000; Audited Statements of Income for the years ended December 31, 1999 and 2000; Audited Statements of Changes in Stockholders' Equity for the years ended December 31, 1999 and 2000; Audited Statements of Cash Flows for the years December 31, 1999 and 2000; and Notes to Financial Statements.

                           Encore Builders, Inc.: Unaudited Balance Sheets for the periods ended August 31, 2000 and 2001; Unaudited Statements of Income for the periods ended August 31, 2000 and 2001; Unaudited Statements of Cash Flows for the periods ended August 31, 2000 and 2001; and Notes to Financial Statements.

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           Vacation Ownership Marketing, Inc.: Unaudited Consolidated Pro Forma Balance Sheet for the period ended May 31, 2001; Unaudited Consolidated Pro Forma Statement of Operations for the year ended May 31, 2001; and Notes to Unaudited Pro Forma Consolidated Financial Statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.

                                       VACATION OWNERSHIP MARKETING, INC.


Dated: November 12, 2001               By: /s/ Braulio Gutierrez
                                        ----------------------------------------
                                               Braulio Gutierrez, President

                              ENCORE BUILDERS, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2000, AND 1999

                              ENCORE BUILDERS, INC.

                          INDEX TO FINANCIAL STATEMENTS




                                                                         Page(s)
                                                                         -------

AUDITED FINANCIAL STATEMENTS:

    REPORT OF INDEPENDENT CERTIFIED PUBLIC
        ACCOUNTANTS                                                         1

    BALANCE SHEETS AS OF DECEMBER 31, 2000 AND 1999                         2

    STATEMENTS OF INCOME FOR THE YEARS ENDED
        DECEMBER 31, 2000 AND 1999                                          3

    STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
        FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999                      4

    STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED
        DECEMBER 31, 2000 AND 1999                                          5

    NOTES TO FINANCIAL STATEMENTS                                           6-9

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Encore Builders, Inc.
Miami, Florida

We have audited the accompanying balance sheets of Encore Builders, Inc. as of December 31, 2000 and 1999 and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements for December 31, 2000 and 1999 have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 8 and 10 to the financial statements, the Company has raised certain issues that lead to substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Encore Builders, Inc. as of December 31, 2000 and 1999 and the results of its operations and their cash flows for the years then in conformity with accounting principles generally accepted in the United States of America.

/s/ BAGELL, JOSEPHS & COMPANY, L.L.C.
-------------------------------------
Bagell, Josephs & Company, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

October 15, 2001

                             ENCORE BUILDERS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                     ASSETS


                                                                      2000               1999
                                                                    --------           --------
CURRENT ASSETS
   Stockholder loan                                                 $ 63,046           $ 34,991
   Other receivables                                                   8,981                 --
                                                                    --------           --------
          TOTAL CURRENT ASSETS                                        72,027             34,991
                                                                    --------           --------
FURNITURE AND EQUIPMENT                                               34,089             34,089
   Accumulated depreciation                                          (34,089)           (34,089)
                                                                    --------           --------
          NET PROPERTY AND EQUIPMENT                                      --                 --
                                                                    --------           --------
TOTAL ASSETS                                                        $ 72,027           $ 34,991
                                                                    ========           ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Technical overdraft                                              $  9,438           $  8,662
   Accrued expenses                                                   16,470              6,927
   Other payables                                                         --             11,264
                                                                    --------           --------
          TOTAL CURRENT LIABILITIES                                   25,908             26,853
                                                                    --------           --------

STOCKHOLDERS' EQUITY
   Common stock, $5 par value; 100 shares
   authorized, issued and outstanding                                    500                500
   Retained earnings                                                  45,619              7,638
                                                                    --------           --------
          TOTAL STOCKHOLDERS' EQUITY                                  46,119              8,138
                                                                    --------           --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 72,027           $ 34,991
                                                                    ========           ========




   The accompanying notes are an integral part of these financial statements.

                              ENCORE BUILDERS, INC.
                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2000 AND 1999


                                           2000                 1999
                                         ---------           ---------
CONTRACT REVENUES                        $ 856,132           $ 208,913

CONTRACT COSTS                            (708,846)           (146,492)
                                         ---------           ---------

GROSS PROFIT                               147,286           $  62,421
                                         ---------           ---------

OTHER EXPENSES
   Automobile and travel                     3,898               5,903
   Dues and subscriptions                      525                 620
   Equipment rental                         20,967                  --
   Insurance                                 8,632               1,354
   Office expenses                          12,369               2,722
   Other                                    17,735               3,718
   Professional fees                         9,416               8,415
   Rent                                      8,842               9,850
   Salaries and related taxes                7,205              15,369
   Telephone                                 7,085               4,817
   Utilities                                 5,923               3,907
                                         ---------           ---------
          TOTAL OTHER EXPENSES             102,597              56,675
                                         ---------           ---------

NET INCOME BEFORE PROVISION FOR
INCOME TAXES                                44,689               5,746

   Provision for income taxes               (6,708)                 --
                                         ---------           ---------
NET INCOME                               $  37,981           $   5,746
                                         =========           =========






   The accompanying notes are an integral part of these financial statements.

                             ENCORE BUILDERS, INC.
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                       Additional
                                       Common          Stock             Paid-in        Retained
                                    Shares Stock       Amount            Capital        Earnings           Total
                                    ------------       -------         ----------       --------          -------
BALANCE - JANUARY 1, 1999                 100          $   500          $    --          $ 1,892          $ 2,392

NET INCOME DECEMBER 31, 1999               --               --               --            5,746            5,746
                                      -------          -------           ------          -------          -------

BALANCE - JANUARY 1, 2000                 100              500               --            7,638            8,138

NET INCOME DECEMBER 31, 2000               --               --               --           37,981           37,981
                                      -------          -------          -------          -------          -------

BALANCE - DECEMBER 31, 2000               100          $   500          $    --          $45,619          $46,119
                                      =======          =======          ===----          =======          =======





   The accompanying notes are an integral part of these financial statements.

                              ENCORE BUILDERS, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999





                                                               2000               1999
                                                             --------           --------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                $ 37,981           $  5,746
                                                             --------           --------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED BY OPERATING ACTIVITIES:

CHANGES IN ASSETS AND LIABILITIES
   (Increase) in other receivable                              (8,981)                --
   (Decrease) in other payables                               (11,264)            (6,772)
   Increase in accrued expenses                                 9,543              6,927
                                                             --------           --------
          TOTAL ADJUSTMENTS                                   (10,702)               155
                                                             --------           --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES            27,279              5,901
                                                             --------           --------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Advances to stockholder                                    (28,055)           (16,821)
                                                             --------           --------
          TOTAL CASH USED IN INVESTING ACTIVITIES             (28,055)           (16,821)
                                                             --------           --------


NET (DECREASE) IN CASH AND
CASH EQUIVALENTS                                                 (776)           (10,920)

CASH AND CASH EQUIVALENTS- (TECHNICAL
OVERDRAFT) - BEGINNING OF YEAR                                 (8,662)             2,258
                                                             --------           --------

CASH AND CASH EQUIVALENTS- (TECHNICAL
OVERDRAFT) - END OF YEAR                                     $ (9,438)          $ (8,662)
                                                             ========           ========



   The accompanying notes are an integral part of these financial statements.

                              ENCORE BUILDERS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 1-  ORGANIZATION

         Encore Builders, Inc. (the "Company") was organized in December, 1988. It is primarily involved in commercial and multi-family construction, specifically renovation and construction of low and moderate income apartment buildings, in South Florida.

         The length of the Company's contracts vary, but are typically short-term in duration.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         REVENUE AND COST RECOGNITION

         Revenues from contracts are recognized on the percentage-of-completion method, measured by the costs incurred to date to total estimated costs for each contract. Revenue and costs from time and material contracts are recognized currently as the work is performed.

         Contract costs include all direct material and labor and those indirect costs related to contract performance, such as indirect labor, supplies, equipment rental, repairs, insurance and subcontractor costs. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in the period in which the revisions are determined.

                              ENCORE BUILDERS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2000 AND 1999


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

         INCOME TAXES:

         Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         FAIR VALUE OF FINANCIAL INSTRUMENTS:

         The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts receivables, accounts payable and accrued expenses and other liabilities approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for long-term debt approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

         ADVERTISING COSTS:

         The Company expenses the costs associated with advertising as incurred.

         PROPERTY AND EQUIPMENT:

         Property and equipment are stated at cost. Depreciation is computed using the accelerated and straight-line methods over the estimated useful lives of the assets.

         When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. Deduction is made for retirements resulting from renewals or betterments.

                              ENCORE BUILDERS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2000 AND 1999


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

         STATEMENTS OF CASH FLOWS:

         For purposes of the audited statements of cash flows, the Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

         ACCOUNTS RECEIVABLE:

         The Company provides an allowance for doubtful accounts equal to the estimated losses that may be incurred in the collection of receivables. The estimated losses are based on a review of the current status of existing receivables. An allowance for doubtful accounts at December 31, 2000 and 1999, is immaterial, since substantially all receivables are deemed collectible.

NOTE 3-  FURNITURE AND EQUIPMENT

         Furniture and equipment consists of office equipment and office furniture of $34,089 at December 31, 2000 and 1999, which is fully depreciated.

NOTE 4-  OTHER RECEIVABLES AND PAYABLES

         Consists of amounts due to/from Quality Remodeling, Inc., a company owned by a stockholder of the Company. These are interest-free advancements.

NOTE 5-  STOCKHOLDER LOAN RECEIVABLE

         Stockholder loan represents interest-free advances in years 2000 and 1999. They are due upon demand.

NOTE 6-  COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

         At December 31, 2000 and 1999, the Company had completed all jobs, as such the accompaying financial statements do not include costs and estimated earnings on the uncompleted contracts. There were no outstanding accounts receivable or payable as of years ended December 31, 2000 and 1999.

                              ENCORE BUILDERS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2000 AND 1999

NOTE 7-  INCOME TAXES

         Income tax provision consists of the following for the years ended December 31, 2000 and 1999:

                                                       2000             1999
                                                      ------           ------
                  Current tax expense                 $6,708           $   --
                                                      ======           ======


NOTE 8-  MAJOR CUSTOMER

         The Company anticipates doing substantially all its business with a major real estate development corporation in years beginning in 2001.

NOTE 9-  SUBSEQUENT EVENTS

         During the year ended December 31, 2000, the Company entered into a construction contract with their major customer for approximately $3,100,000. This contract did not commence until February, 2001. The contract is scheduled to be completed by October 29, 2001 and carries a $1,395 per day liquidated damage clause.

         On August 27, 2001 the Company entered into a stock purchase agreement whereby the final result was that Encore Builders, Inc. became a wholly-owned Subsidiary of Vacation Ownership Marketing, Inc. (VAOM) a publicly trading Bulletin board stock.

NOTE 10- GOING CONCERN

         As shown in the accompanying financial statements the Company relies on a major customer for substantially all its revenue. Morever, there is no guarantee that Encore Builders, Inc. will be utilized in the future contracts of this major customer. Additionally, as explained in Note 9, the Company is a wholly-owned Subsidiary of Vacation Ownership Marketing, Inc. whose May 31, 2001 audited financial statements issued August 24, 2001 contained an unqualified going concern opinion on its financial statements. Management plans on purchasing other businesses and securing financing to lend financial strength to Encore Builders, Inc.

                              ENCORE BUILDERS, INC.

                              FINANCIAL STATEMENTS

                            AUGUST 31, 2001 AND 2000

                              ENCORE BUILDERS, INC.

                          INDEX TO FINANCIAL STATEMENTS

                                                                         Page(s)
                                                                         -------

   ACCOUNTANTS REVIEW REPORT                                              1

   BALANCE SHEETS AS OF AUGUST 31, 2001 AND 2000
    (UNAUDITED)                                                           2

   STATEMENTS OF INCOME FOR THE EIGHT MONTHS ENDED
    AUGUST 31, 2001 AND 2000 (UNAUDITED)                                  3

    STATEMENTS OF CASH FLOWS FOR THE EIGHT MONTHS ENDED
    AUGUST 31, 2001 AND 2000 (UNAUDITED)                                  4

    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                             5-8

Board of Directors
Encore Builders, Inc.
Miami, Florida

We have reviewed the accompanying balance sheets of Encore Builders, Inc. as of August 31, 2001 and 2000 and the related statements of income and retained earnings and cash flows for the eight months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Encore Builders, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9, certain conditions indicate the company may be unable to continue as a going concern. The accompanying financial statements do not include any adjustments to the financial statements that might be necessary should the company be unable to continue as a going-concern.

/s/ BAGELL, JOSEPHS & COMPANY, L.L.C.
-------------------------------------
Bagell, Josephs & Company, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

October 15, 2001

                             ENCORE BUILDERS, INC.
                                 BALANCE SHEETS
                            AUGUST 31, 2001 AND 2000

                                     ASSETS

                                                                       2001               2000
                                                                    ---------           ---------
CURRENT ASSETS
   Stockholder loan                                                 $ 113,046           $  38,565
   Note receivable                                                    465,500                  --
   Other receivables                                                   21,415               8,531
                                                                    ---------           ---------
          TOTAL CURRENT ASSETS                                        599,961              47,096
                                                                    ---------           ---------

FURNITURE AND EQUIPMENT                                                34,089              34,089
   Accumulated depreciation                                           (34,089)            (34,089)
                                                                    ---------           ---------
          NET PROPERTY AND EQUIPMENT                                       --                  --
                                                                    ---------           ---------
TOTAL ASSETS                                                        $ 599,961           $  47,096
                                                                    =========           =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Technical overdraft                                              $  10,450           $  20,904
   Due to affiliate                                                    69,894                  --
   Accrued expenses                                                    23,065                  --
   Other payables                                                       5,000                  --
                                                                    ---------           ---------
          TOTAL CURRENT LIABILITIES                                   108,409              20,904
                                                                    ---------           ---------

STOCKHOLDERS' EQUITY
   Common stock, (No Par Value and $5 par value);
   1,000 and 100 shares authorized, issued and outstanding                  1                 500
   Additional paid-in capital                                         470,000                  --
   Retained earnings                                                   21,551              25,692
                                                                    ---------           ---------
          TOTAL STOCKHOLDERS' EQUITY                                  491,552              26,192
                                                                    ---------           ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 599,961           $  47,096
                                                                    =========           =========


              See accompanying notes to the financial statements.

                             ENCORE BUILDERS, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE EIGHT MONTHS ENDED AUGUST 31, 2001 AND 2000


                                               2001                   2000
                                            -----------           -----------
CONTRACT REVENUES                           $ 1,198,989           $   567,189

CONTRACT COSTS                               (1,097,721)             (486,953)
                                            -----------           -----------

GROSS PROFIT                                    101,268                80,236
                                            -----------           -----------
OTHER EXPENSES
   Automobile and travel                          3,919                 2,706
   Dues and subscriptions                            92                   525
   Equipment rental                              26,859                13,122
   Insurance                                     14,441                 5,850
   Office expenses                                3,875                 9,758
   Other                                         12,107                 8,548
   Professional fees                             17,033                 8,255
   Rent                                           6,396                 4,383
   Salaries and related taxes                    17,775                    --
   Telephone                                      6,289                 4,709
   Utilities                                     16,550                 4,326
                                            -----------           -----------
          TOTAL OTHER EXPENSES                  125,336                62,182
                                            -----------           -----------

NET INCOME BEFORE PROVISION FOR

INCOME TAXES                                    (24,068)               18,054
   Provision for income taxes                        --                    --
                                            -----------           -----------
NET INCOME (LOSS)                               (24,068)               18,054

BALANCE, RETAINED EARNINGS, JANUARY 1            45,619                 7,638
                                            -----------           -----------

BALANCE, RETAINED EARNINGS, AUGUST 31       $    21,551           $    25,692
                                            ===========           ===========






              See accompanying notes to the financial statements.

                              ENCORE BUILDERS, INC.
                            STATEMENTS OF CASH FLOWS
               FOR THE EIGHT MONTHS ENDED AUGUST 31, 2001 AND 2000


                                                                                        2001                 2000
                                                                                      ---------           ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                                                  $ (24,068)          $  18,054
                                                                                      ---------           ---------
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES:

CHANGES IN ASSETS AND LIABILITIES
   (Increase) in other receivable                                                       (12,434)             (8,531)
   Increase (decrease) in other payables                                                  5,000             (11,264)
   Increase (decrease) in accrued expenses                                                6,595              (6,927)
   Increase in amounts due to affiliate                                                  69,894                  --
                                                                                      ---------           ---------
          TOTAL ADJUSTMENTS                                                              69,055             (26,722)
                                                                                      ---------           ---------
          NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                            44,987              (8,668)
                                                                                      ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Advances to stockholder                                                              (50,000)             (3,574)
                                                                                      ---------           ---------
          TOTAL CASH USED IN INVESTING ACTIVITIES                                       (50,000)             (3,574)
                                                                                      ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from acquisition of company                                                   4,001                  --
                                                                                      ---------           ---------
          TOTAL CASH PROVIDED BY FINANCING ACTIVITIES                                     4,001                  --
                                                                                      ---------           ---------

NET (DECREASE) IN CASH AND
CASH EQUIVALENTS                                                                         (1,012)            (12,242)

CASH AND CASH EQUIVALENTS- (TECHNICAL
OVERDRAFT) - BEGINNING OF PERIOD                                                         (9,438)             (8,662)
                                                                                      ---------           ---------

CASH AND CASH EQUIVALENTS- (TECHNICAL
OVERDRAFT) - END OF PERIOD                                                            $ (10,450)          $ (20,904)
                                                                                      =========           =========

SUPPLEMENTAL SCHEDULE OF NONCASH ACTIVITY:
   Acquisition by Vacation Ownership Marketing, Inc.                                  $ 470,000           $      --
   Less:  Amounts to be received                                                       (465,500)                 --
                                                                                      ---------           ---------

   Amounts received by Company                                                            4,500                  --
   Less:  Amounts paid to former stockholders                                              (499)                 --
                                                                                      ---------           ---------
   Proceeds from acquisition of Company                                               $   4,001           $      --
                                                                                      =========           =========


              See accompanying notes to the financial statements.

                              ENCORE BUILDERS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                            AUGUST 31, 2001 AND 2000

NOTE 1-  ORGANIZATION

         Encore Builders, Inc. (the "Company") was organized in December, 1988. It is primarily involved in commercial and multi-family construction, specifically renovation and construction of low and moderate income apartment buildings, in South Florida.

         The length of the Company's contracts vary, but are typically short-term in duration.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         REVENUE AND COST RECOGNITION

         Revenues from contracts are recognized on the percentage-of-completion method, measured by the costs incurred to date to total estimated costs for each contract. Revenue and costs from time and material contracts are recognized currently as the work is performed.

         Contract costs include all direct material and labor and those indirect costs related to contract performance, such as indirect labor, supplies, equipment rental, repairs, insurance and subcontractor costs. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in the period in which the revisions are determined.

                              ENCORE BUILDERS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            AUGUST 31, 2001 AND 2000


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

         INCOME TAXES:

         Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         FAIR VALUE OF FINANCIAL INSTRUMENTS:

         The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts receivables, accounts payable and accrued expenses and other liabilities approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for long-term debt approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

         ADVERTISING COSTS:

         The Company expenses the costs associated with advertising as incurred.

         PROPERTY AND EQUIPMENT:

         Property and equipment are stated at cost. Depreciation is computed using the accelerated and straight-line methods over the estimated useful lives of the assets.

         When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. Deduction is made for retirements resulting from renewals or betterments.

                              ENCORE BUILDERS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            AUGUST 31, 2001 AND 2000


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

         STATEMENTS OF CASH FLOWS:

         For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

         ACCOUNTS RECEIVABLE:

         The Company provides an allowance for doubtful accounts equal to the estimated losses that may be incurred in the collection of receivables. The estimated losses are based on a review of the current status of existing receivables. An allowance for doubtful accounts at August 31, 2001 and 2000, is immaterial, since substantially all receivables are deemed collectible.

NOTE 3-  FURNITURE AND EQUIPMENT

         Furniture and equipment consists of office equipment and office furniture of $34,089 at August 31, 2001 and 2000, which is fully depreciated.

NOTE 4-  OTHER RECEIVABLES AND PAYABLES

         Consists of amounts due to/from Quality Remodeling, Inc., a company owned by a stockholder of the Company. These are interest-free advancements.

NOTE 5-  STOCKHOLDER LOAN RECEIVABLE

         Stockholder loan represents interest-free advances in 2000. They are due upon demand.

NOTE 6-  COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

         At August 31, 2001 and 2000, the Company had completed all jobs, as such the accompaying financial statements do not include costs and estimated earnings on the uncompleted contracts. There were no outstanding accounts receivable or payable as of years ended August 31, 2001 and 2000.

                              ENCORE BUILDERS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            AUGUST 31, 2001 AND 2000

NOTE 7-  RELATED PARTY TRANSACTIONS

         During the year ended December 31, 2000, the Company entered into a construction contract with an affiliate for approximately $3,100,000. This contract did not commence until February, 2001. The contract is scheduled to be completed by October 29, 2001 and carries a $1,395 per day liquidated damage clause.

NOTE 8-  ACQUISITION

         On August 29, 2001, a subsidiary of Vacation Ownership Marketing, Inc. ( which ultimately was merged into Vacation Ownership Marketing, Inc.) entered into a stock purchase agreement with the then shareholders of the company (the "Encore Stock Purchase Agreement") to purchase all of the capital stock of the company in such a manner that the company became a wholly-owned subsidiary of Vacation Ownership Marketing, Inc. ("VAOM"). VAOM purchased all 100 issued and outstanding shares for $1.00 and purchased 900 newly issued shares for $470,000 ($4,500 in cash and $465,500 in a Promissory Demand Note). The company became binding upon VAOM as of August 29, 2001.

NOTE 9-  GOING CONCERN

         As shown in the accompanying financial statements the Company relies on a major customer for substantially all its revenue. Moreover, there is no guarantee that Encore Builders, Inc. will be utilized in the future contracts of this major customer. Additionally, as explained in Note 8, the Company is a wholly-owned Subsidiary of Vacation Ownership Marketing, Inc. whose May 31, 2001 audited financial statements issued August 24, 2001 contained an unqualified going concern opinion on its financial statements. Management plans on purchasing other businesses and securing financing to lend financial strength to Encore Builders, Inc.

              UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

On August 29, 2001, Vacation Ownership Marketing, Inc. (the "Company") acquired the net assets of Encore Builders, Inc. a Florida corporation ("Encore").

The Company acquired all of the common shares of Encore stock (1,000 shares) for $470,000, consisting of $4,500 in cash and a promissory note in the amount of $465,500, due September 29, 2001.

The following unaudited pro forma consolidated financial statements of the Company present the unaudited consolidated balance sheet as of May 31, 2001 and the unaudited consolidated statement of operations for the year then ended, as if the acquisition of Encore had occurred June 1, 2000.

The acquisition will be accounted for as a purchase, with the assets acquired and the liabilities assumed recorded at fair values, and the results of Encore's operations included in the Company's consolidated financial statements as of June 1, 2000.

The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Company's pro forma consolidated financial position and results of its consolidated operations in accordance with Article 11 of SEC Regulation S-X based upon available information and certain assumptions considered reasonable under the circumstances.

The unaudited pro forma consolidated financial statements presented herein do not purport to present what the Company's consolidated financial position or results of its consolidated operations would actually have been had the events leading to the pro forma adjustments in fact occurred on the date or at the beginning of the period indicated or to project the Company's consolidated financial position or results of its consolidated operations for any future date or period.

The unaudited pro forma consolidated financial statements should be read in conjunction with the audited financial statements of the Company and the notes thereto and management's discussion and analysis thereof, included in the Company's annual statements together.

                       VACATION OWNERSHIP MARKETING, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  MAY 31, 2001


                                                                               (1)
                                                    Vacation Ownership        Encore             Pro Forma
                                                      Marketing, Inc.      Builders, Inc.       Adjustments           Pro Forma
                                                    ------------------     --------------       -----------          -----------
                         ASSETS

Current assets
   Cash and cash equivalents                           $       253          $        --         $     4,501          $     4,754
   Note receivable                                              --                   --             465,500              465,500
   Stockholder loans                                            --              113,046                  --              113,046
   Other receivable                                             --               21,415                  --               21,415
                                                       -----------          -----------         -----------          -----------
           Total current assets                                253              134,461             470,001              604,715
                                                       -----------          -----------         -----------          -----------
Property, plant and equipment - net                             --                   --                  --                   --
Cost in excess of net assets acquired                           --                   --                  --                   --
                                                       -----------          -----------         -----------          -----------
          TOTAL ASSETS                                 $       253          $   134,461         $   470,001          $   604,715
                                                       ===========          ===========         ===========          ===========

          LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
   Bank overdraft                                      $        --          $    14,451         $        --          $    14,451
   Due to affiliate                                             --               69,894                  --               69,894
   Accounts payable and accrued expenses                     5,929               23,065               3,879               32,873
   Other payables                                               --                5,000                  --                5,000
                                                       -----------          -----------         -----------          -----------
           Total current liabiliites                         5,929              112,410               3,879              122,218

Long-term debt, net of current portion                          --                   --                  --                   --
                                                       -----------          -----------         -----------          -----------
          TOTAL LIABILITIES                                  5,929              112,410               3,879              122,218
                                                       -----------          -----------         -----------          -----------

Shareholders' Equity
   Common stock                                                750                  500                   1                1,251
   Additional paid-in capital                            2,176,176                   --             470,000            2,646,176
   Accumulated deficit                                  (2,182,602)              21,551              (3,879)          (2,164,930)
                                                       -----------          -----------         -----------          -----------
          TOTAL SHAREHOLDERS' EQUITY                        (5,676)              22,051             466,122              482,497
                                                       -----------          -----------         -----------          -----------
          TOTAL LIABILITIES AND
             SHAREHOLDERS' EQUITY                      $       253          $   134,461         $   470,001          $   604,715
                                                       ===========          ===========         ===========          ===========



(1) For proforma purposes, the August 31, 2001 Encore Builders, Inc. balance sheet was used.


  See accompanying notes to the unaudited pro forma consolidated balance sheet.

                       VACATION OWNERSHIP MARKETING, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED MAY 31, 2001

                                                                   (1)
                                       Vacation Ownership        Encore              Pro Forma
                                         Marketing, Inc.      Builders, Inc.        Adjustments           Pro Forma
                                       ------------------     --------------        -----------          -----------
REVENUE
    Contract revenues                     $        --          $ 1,324,634          $        --          $ 1,324,634
    Other                                          --                   --                   --                   --
                                          -----------          -----------          -----------          -----------

       Total revenue                               --            1,324,634                   --            1,324,634

COST OF SALES                                      --            1,188,506                   --            1,188,506
                                          -----------          -----------          -----------          -----------

GROSS PROFIT                                       --              136,128                   --              136,128

OPERATING EXPENSES
   General and administrative                 115,535              140,639                   --              256,174
   Depreciation and amortization                   --                   --                   --                   --
                                          -----------          -----------          -----------          -----------

       Total operating expenses               115,535              140,639                   --              256,174
                                          -----------          -----------          -----------          -----------
LOSS FROM OPERATIONS                         (115,535)              (4,511)                  --             (120,046)

OTHER INCOME (EXPENSES)                            --                   --               (3,879)              (3,879)
                                          -----------          -----------          -----------          -----------

NET LOSS                                  $  (115,535)         $    (4,511)         $    (3,879)         $  (123,925)
                                          ===========          ===========          ===========          ===========
LOSS PER SHARE                                 (0.150)                                                        (0.165)
                                          ===========                                                    ===========
WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING (3)                            750,000                                                        750,000
                                          ===========                                                    ===========


(1) Encore operates on a calendar year end. The unaudited proforma statement of operations for Encore includes the twelve months activity commencing June 1, 2000 and ending May 31, 2001.

                See accompanying notes to the unaudited pro forma
                     consolidated statement of operations.

                       VACATION OWNERSHIP MARKETING, INC.
                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                                  MAY 31, 2001

Note 1 - The pro forma adjustments to the consolidated balance sheet are as follows:

          (A) To reflect the acquisition of Encore and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of Encore are as follows:

               Components of purchase price:

                      Cash                                         $   4,500
                      Note payable                                   465,500
                                                                   ---------
                                                                     470,000

                Allocation of purchase price:

                      Stockholders' equity of
                           Encore(1)                                 470,000

                Cost in excess of net assets acquired              $     -0-
                                                                   =========

(1) 1,000 shares of the Company's common stock issued to Braulio Gutierrez and Christopher Astrom, each at $.0001 par value. These shares represent 100% of the issued and outstanding common stock of the Company.

                       VACATION OWNERSHIP MARKETING, INC.
                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                                  MAY 31, 2001

Note 2 - The pro forma adjustments to the consolidated statements of operations are as follows:

         (B) Adjustment to interest expense:

             Interest on note payable to Encore from
             the acquisition of Encore at 10% per
             annum (2)                                                $ 3,879

         (2) Principal payments of the note payable is due on September 29, 2001, one month subsequent to commencement of the note. Interest is accrued at 10% per annum ($465,500 x 10% = $46,550/12 = $3,879).

Note 3 - Prior to the acquisition of Encore Builders, Inc., Vacation Ownership Marketing, Inc. had a reverse 20:1 stock split, which increased the number of authorized shares from 750,000 to 15,000,000. Subsequent to the reverse stock split, the number of authorized shares increased to 50,000,000.



                                       4